Exhibit 10.1

Please find below the proposal for services to be provided by Titan Advisory Services LLC to the Company.

SCOPE OF WORK

Date:	December 17, 2024

Company:	Jupiter Neurosciences, Inc.

Services:	The services to be provided in calendar year 2025 are as follows:

	a.	Overall financial strategy implementation and execution

	b.	Oversee and prepare forecasts and budgeting

	c.	Oversee and manage the finance and accounting departments

	d.	SEC Financial reporting

	e.	Oversee tax compliance

Deliverables:	Deliverables will correlate with the Services listed above.

Timing:	Work will begin upon execution of this SoW.

Fees:	The fees shall be fixed at $20,000 per month.

TITAN will be eligible for cash bonuses and additional equity compensation, at the Company’s discretion.

Payment Terms:	Invoices shall be issued on or about the last business day of the month and payable within 10 days of receipt.

Retainer:	Not applicable.

Thank you for your consideration. We look forward to working with you.

/s/ Saleem Elmasri
Saleem Elmasri
Managing Partner
Titan Advisory Services LLC

THIS SOW CORRECTLY SETS FORTH THE UNDERSTANDING OF THE COMPANY:

SIGNATURE:	/s/ Christer Rosén	TITLE:	Chairman & CEO

PRINT NAME:	Christer Rosén	DATE:	December 17, 2024